OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Supplement dated November 13, 2008

to the Prospectus dated February 28, 2008

This supplement amends the Prospectus of Oppenheimer Quest International Value Fund, Inc. (the “Fund”) and replaces the supplements dated July 1, 2008 and September 11, 2008.

1.     The text immediately below the “Annual Total Returns (Class A)” bar chart on page six is deleted in its entirety and is replaced by the following:

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown. For the period from 1/1/08 through 9/30/08, the cumulative return before taxes for Class A shares was -34.51%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 16.48% (2nd Qtr `03) and the lowest return (not annualized) before taxes for a calendar quarter was -16.27% (3rd Qtr`02).

2.     The following is added to the first full paragraph under the “Average Annual Total Returns” table on page seven:

No performance information is included for Class Y shares because they  commenced operations in November 2008.

3.     The section “Fees and Expenses of the Fund,” beginning on page eight is deleted in its entirety and is replaced by the following:

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other transaction expenses directly, such as sales charges. The numbers below are based on the Fund’s expenses during its fiscal year ended November 30, 2007, except for Class Y shares, which reflect the estimated Class Y expenses for its first full fiscal year.

Shareholder Fees (charges paid directly from your investment):
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None[1]	5%[2]	1%[3]	1%[4]	None
Redemption Fee (as a percentage of total redemption proceeds)[5]	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees[6]	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.11%	1.00%	1.00%	0.50%	None
Other Expenses	0.32%	0.52%	0.47%	0.51%	0.24%
Total Annual Operating Expenses	1.02%	2.11%	2.06%	1.60%	0.83%

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. The Fund also receives certain credits from the Fund’s custodian, that during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets. After these waivers and credits, the "Other Expenses" and "Total Annual Operating Expenses" were the same as shown above. For Class Y, "Other Expenses" are estimates of transfer agent fees, custodial fees, and accounting and legal expenses based on the Manager's projections of what those expenses will be for the Fund's Class Y shares for the first full fiscal year those shares are offered.

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "How to Buy Shares" for details.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.

The redemption fee applies to the proceeds of Fund shares that are redeemed (either by selling the shares or exchanging them for shares of another Oppenheimer fund) within 30 days of their purchase. See "How to Sell Shares" for more information on when the redemption fee will apply. Effective January 1, 2009, this fee will be discontinued for the Fund. The other policies and procedures of the Fund with respect to excessive short-term trading remain in full effect.

6.	Effective November 17, 2008 through November 16, 2009, the Manager will voluntarily waive 0.01% of the Fund’s advisory fee. This voluntary waiver may be withdrawn at any time.

5.     The tables and accompanying footnotes in the section titled “Examples” on page nine are deleted in their entirety and are replaced by the following:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$883	$1,109	$1,757
Class B Shares	$716	$968	$1,346	$1,922*
Class C Shares	$311	$652	$1,120	$2,414
Class N Shares	$264	$509	$878	$1,915
Class Y Shares	$86	$269	N/A	N/A

If shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$883	$1,109	$1,757
Class B Shares	$216	$668	$1,146	$1,922*
Class C Shares	$211	$652	$1,120	$2,414
Class N Shares	$164	$509	$878	$1,915
Class Y Shares	$86	$269	N/A	N/A

In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include contingent deferred sales charges. The expenses for Class Y shares are based on estimates of its expenses during the periods indicated. There is no sales charge on Class Y shares.

*      Class B expenses for years 7 through 10 are based on Class A expenses since Class B shares automatically convert to Class A shares 72 months after purchase.

6.     The section titled "Investments by 'Funds of Funds'" on page 14 is deleted in its entirety and is replaced by the following:

Investments by "Funds of Funds." Class Y shares of the Fund are offered as an investment to certain Oppenheimer funds that act as "funds of funds." The Fund's Board of Directors has approved making the Fund's shares available as an investment for those funds. From time to time, those funds of funds may invest significant portions of their assets in shares of the Fund, and may own a significant amount of the Fund's outstanding shares or outstanding Class Y shares. Those funds of funds typically use asset allocation strategies under which they may increase or reduce the amount of their investments in the Fund frequently, and may do so on a daily basis during volatile market conditions. If the size of those purchases and redemptions of the Fund's shares were significant relative to the size of the Fund's assets, the Fund could be required to purchase or sell portfolio securities, increasing its transaction costs and possibly reducing its performance for all share classes. For a further discussion of the possible effects of frequent trading in the Fund's shares, please refer to the section titled "Are There Limitations on Frequent Purchases, Redemptions and Exchanges?" in this prospectus.

7.     The section titled "The Manager – Advisory Fees" on page 15 is deleted in its entirety and is replaced by the following:

Advisory Fees. Under the investment advisory agreement, prior to September 1, 2007 the Fund paid the Manager an advisory fee at an annual rate that declined as the Fund's assets grew: 0.60% of the first $1 billion of average annual net assets of the Fund and 0.55% of average annual net assets in excess of $1 billion.

Since September 1, 2007 the Fund has paid the Manager an advisory fee at the following annual rate that declines as the Fund's assets grow: 0.60% of the first $1.0 billion of average annual net assets of the Fund, 0.55% of the next $1.0 billion, and 0.52% of average annual net assets over $2.0 billion. Effective November 17, 2008 through November 16, 2009, the Manager will voluntarily waive 0.01% of the Fund’s advisory fee. This voluntary waiver may be withdrawn at any time. The Fund's management fee for the fiscal year ended November 30, 2007 was 0.59% of average annual net assets for each class of shares.

Under a separate administration agreement, the Manager provides administrative services to the Fund and handles its business affairs at a fee of 0.25% of the first $500 million of average annual net assts of the Fund and 0.15% of average annual net assets in excess of $500 million.

A discussion regarding the basis for the Board of Directors’ approval of the Fund's investment advisory contract is available in the Fund’s Annual Report to shareholders for the year ended November 30, 2007.

8.     The section titled "What Classes of Shares Does the Fund Offer?" on page 19 is deleted in its entirety and is replaced by the following:

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.

Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

9.     The second paragraph in the section titled "Are There Differences in Account Features That Matter to You?" on page 20 is deleted in its entirety and is replaced by the following:

Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares or Class Y shares, such as the Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information.

10.     The following is added after the section titled "How Can You Buy Class N Shares?" on page 26:

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

11.     In the section titled "Distribution and Service (12b-1) Plans – Distribution and Service Plans for Class B, Class C, and Class N Shares" on page 27, the fourth paragraph is deleted in its entirety and is replaced by the following:

The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. Effective July 1, 2008, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

12.     The address information following the bullet points at the bottom of page 33 in the section titled “How to Sell Shares – How Do You Sell Shares by Mail?” is deleted in its entirety and is replaced by the following:

Use the following address for requests by mail:
OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217
Use the following addresses for courier or express mail requests:
OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014

13.     The section titled “Dividends” on page 41 is deleted in its entirety and replaced with the following:

Dividends. The Fund intends to declare and pay dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

November 13, 2008                                                    PS0254.035

OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

Supplement dated November 13, 2008 to the

Statement of Additional Information dated February 28, 2008

This supplement amends the Statement of Additional Information of Oppenheimer Quest International Value Fund, Inc. (the "Fund") and replaces the supplements dated April 28, 2008, May 12, 2008, and July 1, 2008:

1.	The third full paragraph in the section titled "How the Fund Is Managed – Directors and Officers of the Fund" on page 35 is deleted in its entirety and is replaced by the following:

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without a sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

2.	The following is added to the end of the second paragraph in the section titled "Total Return Information, " beginning on page 59:

There is no sales charge on Class Y shares.

3.	The following is added after the end of the first sentence in the paragraph titled "Total Returns at Net Asset Value" on page 61:

There is no sales charge on Class Y shares.

4.	The paragraph following the bullet points in the section titled "Reinvestment Privilege " on page 74 is deleted in its entirety and is replaced by the following:

The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.

5.	The first two paragraphs, including all of the bullet points therein, in the section "How to Exchange Shares" beginning on page 78, are deleted in their entirety and are replaced by the following:

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this SAI.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

6.	The section titled "Dividends and Distributions" on page 83 is deleted in its entirety and is replaced by the following:

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Returned checks for the proceeds of other types of redemptions will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

7.

The following disclosure is added to the bulleted list in the sub-section "A. Waivers for Redemptions in Certain Cases" in section "III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds" of the Appendix titled "OppenheimerFunds Special Sales Charge Arrangements and Waivers":

•

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

•	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

8.

The first paragraph of section "VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund" in the Appendix titled " OppenheimerFunds Special Sales Charge Arrangements and Waivers" is deleted in its entirety and is replaced by the following:

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of current Class M shareholders listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without a sales charge:

November 13, 2008                                               PX0254.015